Exhibit 99.1

Media Contact: Jessica Stejskal | SVP Marketing Jessica.Stejskal@bwbmn.com | 952.893.6860	Investor Contact: Justin Horstman | VP Investor Relations Justin.Horstman@bwbmn.com | 952.542.5169

January 29, 2025

Bridgewater Bancshares, Inc. Announces Fourth Quarter 2024 Financial Results

Fourth Quarter 2024 Highlights

●	Net income of $8.2 million, or $0.26 per diluted common share; adjusted net income of $8.6 million, or $0.27 per diluted common share.(1)
●	Completed the acquisition of First Minnetonka City Bank (FMCB) in just 107 days following announcement.
●	Net interest income increased $1.4 million, or 5.3%, from the third quarter of 2024.
●	Net interest margin (on a fully tax-equivalent basis) of 2.32% for the fourth quarter of 2024, an increase of eight basis points from the third quarter of 2024.
●	Core deposits(2) increased by $428.2 million, or 63.6% annualized, from the third quarter of 2024; core deposits excluding FMCB increased by $210.9 million, or 31.3% annualized.
●	Gross loans increased by $182.9 million, or 19.7% annualized, from the third quarter of 2024; gross loans excluding FMCB increased by $65.8 million, or 7.1% annualized.
●	Annualized net loan charge-offs as a percentage of average loans of 0.03%, compared to 0.10% for the third quarter of 2024.

Full Year 2024 Highlights

●	Net income of $32.8 million, or $1.03 per diluted common share; adjusted net income of $33.4 million, or $1.05 per diluted common share.(1)
●	Total deposits increased by $376.8 million, or 10.2%, in 2024; core deposits(2) increased by $559.4 million, or 22.0%.
●	Gross loans increased by $144.2 million, or 3.9%, in 2024.
●	Loan-to-deposit ratio of 94.7%, down from 100.4% at December 31, 2023.
●	Net loan charge-offs as a percentage of average loans were 0.03% for the year ended December 31, 2024, compared to 0.01% for the year ended December 31, 2023.
●	Nonperforming assets to total assets of 0.01% for the year ended December 31, 2024, compared to 0.02% at December 31, 2023.
●	Tangible book value per share(1) of $13.49 at December 31, 2024, an increase of 5.1%, from December 31, 2023.

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.

St. Louis Park, MN – Bridgewater Bancshares, Inc. (Nasdaq: BWB) (the Company), the parent company of Bridgewater Bank (the Bank), today announced net income of $8.2 million for the fourth quarter of 2024, compared to $8.7 million for the third quarter of 2024, and $8.9 million for the fourth quarter of 2023. Earnings per diluted common share were $0.26 for the fourth quarter of 2024, compared to $0.27 for the third quarter of 2024, and $0.28 for the fourth quarter of 2023. Adjusted net income was $8.6 million for the fourth quarter of 2024, compared to $8.8 million for the third quarter of 2024, and $8.9 million for the fourth quarter of 2023. Adjusted earnings per diluted common share were $0.27 for the fourth quarter of 2024, compared to $0.28 for the third quarter of 2024, and $0.28 for the fourth quarter of 2023.

“Bridgewater finished the year with positive momentum as the fourth quarter saw robust balance sheet growth, net interest margin expansion, superb asset quality, and the closing of our acquisition of First Minnetonka City Bank,” said Chairman and Chief Executive Officer, Jerry Baack. “Core deposit growth was very strong and loan balances rebounded nicely as loan demand increased later in the year. We were also pleased to see margin expansion during the quarter as our balance sheet was well-positioned for recent Fed rate cuts.

“In December, we welcomed new team members and clients as our acquisition of First Minnetonka City Bank was completed just 107 days after it was announced last August. We believe this acquisition, coupled with the strong core deposit growth and increased liquidity generated in 2024, will allow us to be more offensive-minded and return to more normalized levels of profitable growth in 2025.”

Key Financial Measures

	As of and for the Three Months Ended			As of and for the Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2024	2024	2023	2024	2023
Per Common Share Data
Basic Earnings Per Share	$0.26	$0.28	$0.28	$1.05	$1.29
Diluted Earnings Per Share	0.26	0.27	0.28	1.03	1.27
Adjusted Diluted Earnings Per Share (1)	0.27	0.28	0.28	1.05	1.27
Book Value Per Share	14.21	14.06	12.94	14.21	12.94
Tangible Book Value Per Share (1)	13.49	13.96	12.84	13.49	12.84

Financial Ratios
Return on Average Assets (2)	0.68%	0.73%	0.77%	0.70%	0.89%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.05	0.96	0.96	0.98	1.15
Return on Average Shareholders' Equity (2)	7.16	7.79	8.43	7.45	9.73
Return on Average Tangible Common Equity (1)(2)	7.43	8.16	8.95	7.75	10.53
Net Interest Margin (3)	2.32	2.24	2.27	2.26	2.42
Core Net Interest Margin (1)(3)	2.25	2.16	2.21	2.19	2.34
Cost of Total Deposits	3.40	3.58	3.19	3.44	2.73
Cost of Funds	3.38	3.54	3.23	3.44	2.92
Efficiency Ratio (1)	56.8	58.0	58.8	57.9	53.0
Noninterest Expense to Average Assets (2)	1.40	1.33	1.37	1.35	1.32
Tangible Common Equity to Tangible Assets (1)	7.36	8.17	7.73	7.36	7.73
Common Equity Tier 1 Risk-based Capital Ratio (Consolidated) (4)	9.08	9.79	9.16	9.08	9.16

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets (2)	0.71%	0.75%	0.77%	0.71%	0.89%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.09	0.98	0.96	0.99	1.15
Adjusted Return on Average Shareholders' Equity (2)	7.49	7.94	8.43	7.57	9.73
Adjusted Return on Average Tangible Common Equity (2)	7.82	8.34	8.95	7.90	10.53
Adjusted Efficiency Ratio	55.2	57.2	58.8	57.3	53.0
Adjusted Noninterest Expense to Average Assets (2)	1.36	1.31	1.37	1.34	1.32

Balance Sheet and Asset Quality (dollars in thousands)
Total Assets	$5,066,242	$4,691,517	$4,611,990	$5,066,242	$4,611,990
Total Loans, Gross	3,868,514	3,685,590	3,724,282	3,868,514	3,724,282
Deposits	4,086,767	3,747,442	3,709,948	4,086,767	3,709,948
Loan to Deposit Ratio	94.7%	98.3%	100.4%	94.7%	100.4%
Net Loan Charge-Offs to Average Loans (2)	0.03	0.10	0.01	0.03	0.01
Nonperforming Assets to Total Assets (5)	0.01	0.19	0.02	0.01	0.02
Allowance for Credit Losses to Total Loans	1.35	1.38	1.36	1.35	1.36

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Income Statement

Net Interest Margin and Net Interest Income

Net interest margin (on a fully tax-equivalent basis) for the fourth quarter of 2024 was 2.32%, an eight basis point increase from 2.24% in the third quarter of 2024, and a five basis point increase from 2.27% in the fourth quarter of 2023. Core net interest margin (on a fully tax-equivalent basis), a non-GAAP financial measure which excludes the impact of loan fees, was 2.25% for the fourth quarter of 2024, a nine basis point increase from 2.16% in the third quarter of 2024, and a four basis point increase from 2.21% in the fourth quarter of 2023.

●	Net interest margin expanded to 2.32% in the fourth quarter of 2024 primarily due to lower costs of deposits and increased balances in the securities and loan portfolios.
●	Excluding the stub period impact of the acquisition of FMCB during the quarter, total net interest margin (on a tax-equivalent basis) for the fourth quarter of 2024 was 2.30%.
●	The year-over-year expansion in margin was primarily due to increased balances in the securities and loan portfolios at higher yields, offset partially by higher deposit costs.

Net interest income was $27.0 million for the fourth quarter of 2024, an increase of $1.4 million from $25.6 million in the third quarter of 2024, and an increase of $1.7 million from $25.3 million in the fourth quarter of 2023.

●	The linked-quarter increase in net interest income was primarily due to decreased rates paid on deposits.
●	The year-over year increase in net interest income was primarily due to growth and higher yields in the securities portfolio and higher yields on loans, offset partially by growth and higher rates on deposits.

Interest income was $63.3 million for the fourth quarter of 2024, an increase of $297,000 from $63.0 million in the third quarter of 2024, and an increase of $4.8 million from $58.6 million in the fourth quarter of 2023.

●	The yield on interest earning assets (on a fully tax-equivalent basis) was 5.40% in the fourth quarter of 2024, compared to 5.48% in the third quarter of 2024, and 5.22% in the fourth quarter of 2023.
●	The linked-quarter decrease in the yield on interest earning assets was primarily due to higher cash and securities balances at lower yields and lower loan fees collected during the quarter.
●	The year-over-year increase in the yield on interest earning assets was primarily due to repricing of the securities and loan portfolios in the higher interest rate environment.
●	The aggregate loan yield decreased to 5.55% in the fourth quarter of 2024, two basis points lower than 5.57% in the third quarter of 2024, and 22 basis points higher than 5.33% in the fourth quarter of 2023.
●	Core loan yield remained stable at 5.47% in the fourth quarter of 2024.

A summary of interest and fees recognized on loans for the periods indicated is as follows:

	Three Months Ended
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Interest	5.47%	5.47%	5.42%	5.31%	5.25%
Fees	0.08	0.10	0.08	0.07	0.08
Yield on Loans	5.55%	5.57%	5.50%	5.38%	5.33%

Interest expense was $36.4 million for the fourth quarter of 2024, a decrease of $1.1 million from $37.4 million in the third quarter of 2024, and an increase of $3.1 million from $33.2 million in the fourth quarter of 2023.

●	The cost of interest bearing liabilities was 4.06% in the fourth quarter of 2024, compared to 4.27% in the third quarter of 2024, and 3.97% in the fourth quarter of 2023.
●	The linked-quarter decrease in the cost of interest bearing liabilities was primarily due to lower rates paid on deposits and a decrease in brokered deposit balances.
●	The year-over-year increase in the cost of interest bearing liabilities was primarily due to the upward repricing of the deposit portfolio in the higher rate environment, offset partially by a decrease in brokered deposit balances.

Interest expense on deposits was $32.8 million for the fourth quarter of 2024, a decrease of $1.4 million from $34.2 million in the third quarter of 2024, and an increase of $3.4 million from $29.4 million in the fourth quarter of 2023.

●	The cost of total deposits was 3.40% in the fourth quarter of 2024, compared to 3.58% in the third quarter of 2024, and 3.19% in the fourth quarter of 2023.
●	The linked-quarter decrease in the cost of total deposits was primarily due to interest rate cuts by the Federal Reserve and the reduction of higher cost funding; brokered deposits decreased during the quarter by $75.2 million, or 8.3%.
●	The year-over-year increase in the cost of total deposits was primarily due to the upward repricing of the deposit portfolio in the higher interest rate environment.

Provision for Credit Losses

The provision for credit losses on loans was $1.5 million for the fourth quarter of 2024, which included a $950,000 provision for non-purchase credit deteriorated (PCD) loans acquired in the FMCB transaction. The provision for credit losses on loans was $-0- for both the third quarter of 2024 and the fourth quarter of 2023.

●	The provision for credit losses on loans recorded in the fourth quarter of 2024 was primarily attributable to the acquisition of FMCB and growth in the loan portfolio.
●	The allowance for credit losses on loans to total loans was 1.35% at December 31, 2024, compared to 1.38% at September 30, 2024, and 1.36% at December 31, 2023.

The provision for credit losses for off-balance sheet credit exposures was $725,000 for the fourth quarter of 2024, compared to $-0- for the third quarter of 2024, and a negative provision of $250,000 for the fourth quarter of 2023.

●	A provision was recorded during the fourth quarter of 2024 due to an increase in the volume of newly originated loans with unfunded commitments in the commercial and construction and land development segments.

Noninterest Income

Noninterest income was $2.5 million for the fourth quarter of 2024, an increase of $1.0 million from $1.5 million for the third quarter of 2024, and an increase of $1.1 million from $1.4 million for the fourth quarter of 2023.

●	The linked-quarter increase was primarily due to higher letter of credit fees and swap fees. There was no material stub period impact from the completion of the FMCB transaction in the fourth quarter of 2024.
●	The year-over-year increase was primarily due to higher letter of credit fees and swap fees.

Noninterest Expense

Noninterest expense was $16.8 million for the fourth quarter of 2024, an increase of $1.1 million from $15.8 million for the third quarter of 2024 and an increase of $1.1 million from $15.7 million for the fourth quarter of 2023.

●	The linked-quarter increase was primarily due to increases in salaries and employee benefits and merger-related expenses.
●	Noninterest expense for the fourth quarter of 2024 included $488,000 of merger-related expenses, compared to $224,000 for the third quarter of 2024.
●	The stub period impact from the completion of the FMCB transaction to noninterest expense, excluding merger-related expenses, was $199,000 for the fourth quarter of 2024.
●	The year-over-year increase was primarily attributable to increases in salaries and employee benefits and merger-related expenses, offset partially by a decrease in the FDIC insurance assessment, which resulted from decreased brokered deposits and moderated loan growth.
●	The efficiency ratio, a non-GAAP financial measure, was 56.8% for the fourth quarter of 2024, compared to 58.0% for the third quarter of 2024, and 58.8% for the fourth quarter of 2023.
●	The Company had 290 full-time equivalent employees at December 31, 2024, compared to 265 at September 30, 2024, and 255 at December 31, 2023. The increase during the quarter was largely driven by the addition of 25 new employees from the acquisition of FMCB.

Income Taxes

The effective combined federal and state income tax rate was 22.0% for the fourth quarter of 2024, compared to 23.6% for the third quarter of 2024, and 21.0% for the fourth quarter of 2023.

Balance Sheet

Loans

(dollars in thousands)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Commercial	$497,662	$493,403	$518,762	$483,069	$464,061
Leases	44,291	—	—	—	—
Construction and Land Development	97,255	118,596	134,096	200,970	232,804
1 - 4 Family Construction	41,961	45,822	60,551	65,606	65,087
Real Estate Mortgage:
1 - 4 Family Mortgage	474,383	421,179	416,944	417,773	402,396
Multifamily	1,425,610	1,379,814	1,404,835	1,389,345	1,388,541
CRE Owner Occupied	191,248	182,239	185,988	182,589	175,783
CRE Nonowner Occupied	1,083,108	1,032,142	1,070,050	1,035,702	987,306
Total Real Estate Mortgage Loans	3,174,349	3,015,374	3,077,817	3,025,409	2,954,026
Consumer and Other	12,996	12,395	9,159	9,151	8,304
Total Loans, Gross	3,868,514	3,685,590	3,800,385	3,784,205	3,724,282
Allowance for Credit Losses on Loans	(52,277)	(51,018)	(51,949)	(51,347)	(50,494)
Net Deferred Loan Fees	(6,801)	(5,705)	(6,214)	(6,356)	(6,573)
Total Loans, Net	$3,809,436	$3,628,867	$3,742,222	$3,726,502	$3,667,215

Total gross loans at December 31, 2024 were $3.87 billion, an increase of $182.9 million, or 5.0%, over total gross loans of $3.69 billion at September 30, 2024, and an increase of $144.2 million, or 3.9%, over total gross loans of $3.72 billion at December 31, 2023.

●	Total gross loan balances included $117.1 million of loans at amortized cost acquired in the FMCB transaction.
●	Excluding loans acquired in the FMCB transaction, total gross loans were up 7.1% annualized from the third quarter of 2024. The increase in the loan portfolio during the fourth quarter of 2024 was due to increased loan originations, partially offset by loan payoffs.

Deposits

(dollars in thousands)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Noninterest Bearing Transaction Deposits	$800,763	$713,309	$705,175	$698,432	$756,964
Interest Bearing Transaction Deposits	862,242	805,756	752,568	783,736	692,801
Savings and Money Market Deposits	1,259,503	980,345	943,994	979,773	935,091
Time Deposits	338,506	347,080	373,713	352,510	300,651
Brokered Deposits	825,753	900,952	1,032,262	992,774	1,024,441
Total Deposits	$4,086,767	$3,747,442	$3,807,712	$3,807,225	$3,709,948

Total deposits at December 31, 2024 were $4.09 billion, an increase of $339.3 million, or 9.1%, over total deposits of $3.75 billion at September 30, 2024, and an increase of $376.8 million, or 10.2%, over total deposits of $3.71 billion at December 31, 2023.

●	Total deposit balances included $225.7 million of deposits acquired in the FMCB transaction as of December 31, 2024.
●	Core deposits, defined as total deposits excluding brokered deposits and time deposits greater than $250,000, increased $428.2 million, or 63.6% annualized, from the third quarter of 2024; core deposits, excluding deposits assumed in the FMCB transaction, increased by $210.9 million, or 31.3% annualized. Growth in core deposits was due to both increased balances of existing clients and new client acquisitions. On a year-to-date basis, core deposits increased by $559.4 million, or 22.0%. Based on the nature of the Company’s client base, core deposit balances can fluctuate from quarter to quarter, as deposit growth is not always linear.
●	Brokered deposits declined by $75.2 million, or 8.3%, in the fourth quarter of 2024 and declined by $198.7 million, or 19.4%, from December 31, 2023. While balances are down, we continue to use as a supplemental funding source, as needed.
●	Uninsured deposits were 27.7% of total deposits as of December 31, 2024, compared to 25.0% of total deposits as of September 30, 2024.

Liquidity

Total on- and off-balance sheet liquidity was $2.30 billion as of December 31, 2024, compared to $2.29 billion at September 30, 2024, and $2.23 billion at December 31, 2023.

Primary Liquidity—On-Balance Sheet	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
(dollars in thousands)
Cash and Cash Equivalents	$188,884	$167,869	$97,237	$105,784	$96,594
Securities Available for Sale	768,247	664,715	601,057	633,282	604,104
Less: Pledged Securities	(289,903)	(146,144)	(169,095)	(169,479)	(170,727)
Total Primary Liquidity	$667,228	$686,440	$529,199	$569,587	$529,971
Ratio of Primary Liquidity to Total Deposits	16.3%	18.3%	13.9%	15.0%	14.3%

Secondary Liquidity—Off-Balance Sheet Borrowing Capacity
Net Secured Borrowing Capacity with the FHLB	$483,245	$509,223	$451,171	$446,801	$498,736
Net Secured Borrowing Capacity with the Federal Reserve Bank	925,798	867,955	1,015,873	1,006,010	979,448
Unsecured Borrowing Capacity with Correspondent Lenders	200,000	200,000	200,000	200,000	200,000
Secured Borrowing Capacity with Correspondent Lender	19,855	26,250	26,250	26,250	26,250
Total Secondary Liquidity	$1,628,898	$1,603,428	$1,693,294	$1,679,061	$1,704,434
Total Primary and Secondary Liquidity	$2,296,126	$2,289,868	$2,222,493	$2,248,648	$2,234,405
Ratio of Primary and Secondary Liquidity to Total Deposits	56.2%	61.1%	58.4%	59.1%	60.2%

Asset Quality

Overall asset quality remained superb due to the Company’s measured risk selection, consistent underwriting standards, active credit oversight, and experienced lending and credit teams.

●	Annualized net charge-offs as a percentage of average loans were 0.03% for the fourth quarter of 2024, compared to 0.10% for the third quarter of 2024, and 0.01% for the fourth quarter of 2023.
●	At December 31, 2024, the Company’s nonperforming assets, which include nonaccrual loans, loans past due 90 days and still accruing, and foreclosed assets, were $301,000, or 0.01% of total assets, compared to $8.8 million, or 0.19% of total assets, at September 30, 2024, and $919,000, or 0.02% of total assets, at December 31, 2023.
●	Loans with potential weaknesses that warranted a special mention/watchlist risk rating at December 31, 2024 totaled $46.6 million, compared to $32.0 million at September 30, 2024, and $26.5 million at December 31, 2023.
●	Loans that warranted a substandard risk rating at December 31, 2024 totaled $21.8 million, compared to $31.6 million at September 30, 2024, and $35.9 million at December 31, 2023.

Capital

Total shareholders’ equity at December 31, 2024 was $457.9 million, an increase of $5.7 million, or 1.3%, compared to total shareholders’ equity of $452.2 million at September 30, 2024, and an increase of $32.4 million, or 7.6%, over total shareholders’ equity of $425.5 million at December 31, 2023.

●	The linked-quarter increase was primarily due to net income retained and an increase in unrealized gains in the derivatives portfolio, offset partially by an increase in unrealized losses in the securities portfolio and preferred stock dividends.
●	The year-over-year increase was due to net income retained, a decrease in unrealized losses in the securities portfolio, and an increase in unrealized gains in the derivatives portfolio, offset partially by preferred stock dividends and stock repurchases.
●	The Common Equity Tier 1 Risk-Based Capital Ratio was 9.08% at December 31, 2024, compared to 9.79% at September 30, 2024, and 9.16% at December 31, 2023.
●	Tangible common equity as a percentage of tangible assets, a non-GAAP financial measure, was 7.36% at December 31, 2024, compared to 8.17% at September 30, 2024, and 7.73% at December 31, 2023.

Tangible book value per share, a non-GAAP financial measure, was $13.49 as of December 31, 2024, a decrease of 3.4% from $13.96 as of September 30, 2024, and an increase of 5.1% from $12.84 as of December 31, 2023.

The Company did not repurchase any shares of its common stock during the fourth quarter of 2024.

●	The Company had $15.3 million remaining under its current share repurchase authorization at December 31, 2024.

Today, the Company also announced that its Board of Directors has declared a quarterly cash dividend on its 5.875% Non-Cumulative Perpetual Preferred Stock, Series A (Series A Preferred Stock). The quarterly cash dividend of $36.72 per share, equivalent to $0.3672 per depositary share, each representing a 1/100th interest in a share of the Series A Preferred Stock (Nasdaq: BWBBP), is payable on March 3, 2025 to shareholders of record of the Series A Preferred Stock at the close of business on February 14, 2025.

Conference Call and Webcast

The Company will host a conference call to discuss its fourth quarter 2024 financial results on Thursday, January 30, 2025 at 8:00 a.m. Central Time. The conference call can be accessed by dialing 844-481-2913 and requesting to join the Bridgewater Bancshares earnings call. To listen to a replay of the conference call via phone, please dial 877-344-7529 and enter access code 8644808. The replay will be available through February 6, 2025. The conference call will also be available via a live webcast on the Investor Relations section of the Company’s website, investors.bridgewaterbankmn.com, and archived for replay.

About the Company

Bridgewater Bancshares, Inc. (Nasdaq: BWB) is a St. Louis Park, Minnesota-based financial holding company founded in 2005. Its banking subsidiary, Bridgewater Bank, is a premier, full-service bank dedicated to providing responsive support and simple solutions to businesses, entrepreneurs, and successful individuals across the Twin Cities. Bridgewater offers a comprehensive suite of products and services spanning deposits, lending, and treasury management solutions. Bridgewater has also received numerous awards for its banking services and esteemed corporate culture. With total assets of $5.1 billion and nine strategically located branches as of December 31, 2024, Bridgewater is one of the largest locally-led banks in Minnesota and is committed to being the finest entrepreneurial bank. For more information, please visit www.bridgewaterbankmn.com.

Use of Non-GAAP financial measures

In addition to the results presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures used in this earnings release to the comparable GAAP measures are provided in the accompanying tables.

Forward-Looking Statements

This earnings release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from the implementation of policies proposed by the new presidential administration, including tariffs, mass deportations and tax regulations; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation and possible recession; the effects of developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in several bank failures; credit risk and risks from concentrations (by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including CRE loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the FASB, SEC or PCAOB; the concentration of large deposits from certain clients, including those who have balances above current FDIC insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, including in response to prior bank failures; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war or terrorism or other adverse external events, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our acquisition of First Minnetonka City Bank, including the possibility that the merger may be more difficult or expensive to integrate than anticipated, and the effect of the merger on the Company’s customer and employee relationships and operating results; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization and changes in response to prior bank failures; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Bridgewater Bancshares, Inc. and Subsidiaries
Financial Highlights

(dollars in thousands, except share data)

	As of and for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2024	2024	2024	2024	2023
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Income Statement
Net Interest Income	$26,967	$25,599	$24,996	$24,631	$25,314
Provision for (Recovery of) Credit Losses	2,175	—	600	750	(250)
Noninterest Income	2,533	1,522	1,763	1,550	1,409
Noninterest Expense	16,812	15,760	15,539	15,189	15,740
Net Income	8,204	8,675	8,115	7,831	8,873
Net Income Available to Common Shareholders	7,190	7,662	7,101	6,818	7,859

Per Common Share Data
Basic Earnings Per Share	$0.26	$0.28	$0.26	$0.25	$0.28
Diluted Earnings Per Share	0.26	0.27	0.26	0.24	0.28
Adjusted Diluted Earnings Per Share (1)	0.27	0.28	0.26	0.24	0.28
Book Value Per Share	14.21	14.06	13.63	13.30	12.94
Tangible Book Value Per Share (1)	13.49	13.96	13.53	13.20	12.84
Basic Weighted Average Shares Outstanding	27,459,433	27,382,798	27,386,713	27,691,401	27,870,430
Diluted Weighted Average Shares Outstanding	28,055,532	27,904,910	27,748,184	28,089,805	28,238,056
Shares Outstanding at Period End	27,552,449	27,425,690	27,348,049	27,589,827	27,748,965

Financial Ratios
Return on Average Assets (2)	0.68%	0.73%	0.70%	0.69%	0.77%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.05	0.96	0.94	0.95	0.96
Return on Average Shareholders' Equity (2)	7.16	7.79	7.49	7.35	8.43
Return on Average Tangible Common Equity (1)(2)	7.43	8.16	7.80	7.64	8.95
Net Interest Margin (3)	2.32	2.24	2.24	2.24	2.27
Core Net Interest Margin (1)(3)	2.25	2.16	2.17	2.18	2.21
Cost of Total Deposits	3.40	3.58	3.46	3.32	3.19
Cost of Funds	3.38	3.54	3.49	3.34	3.23
Efficiency Ratio (1)	56.8	58.0	58.7	58.2	58.8
Noninterest Expense to Average Assets (2)	1.40	1.33	1.35	1.33	1.37

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets (2)	0.71%	0.75%	0.70%	0.69%	0.77%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.09	0.98	0.94	0.95	0.96
Adjusted Return on Average Shareholders' Equity (2)	7.49	7.94	7.49	7.35	8.43
Adjusted Return on Average Tangible Common Equity (2)	7.82	8.34	7.80	7.64	8.95
Adjusted Efficiency Ratio	55.2	57.2	58.7	58.2	58.8
Adjusted Noninterest Expense to Average Assets (2)	1.36	1.31	1.35	1.33	1.37

Balance Sheet
Total Assets	$5,066,242	$4,691,517	$4,687,035	$4,723,109	$4,611,990
Total Loans, Gross	3,868,514	3,685,590	3,800,385	3,784,205	3,724,282
Deposits	4,086,767	3,747,442	3,807,712	3,807,225	3,709,948
Total Shareholders' Equity	457,935	452,200	439,241	433,611	425,515
Loan to Deposit Ratio	94.7%	98.3%	99.8%	99.4%	100.4%
Core Deposits to Total Deposits (4)	76.0	71.5	67.9	69.3	68.7
Uninsured Deposits to Total Deposits	27.7	25.0	22.5	26.0	24.3

Asset Quality
Net Loan Charge-Offs to Average Loans (2)	0.03%	0.10%	0.00%	0.00%	0.01%
Nonperforming Assets to Total Assets (5)	0.01	0.19	0.01	0.01	0.02
Allowance for Credit Losses to Total Loans	1.35	1.38	1.37	1.36	1.36

	As of and for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2024	2024	2024	2024	2023
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Capital Ratios (Consolidated) (6)
Tier 1 Leverage Ratio	9.45%	9.75%	9.66%	9.66%	9.57%
Common Equity Tier 1 Risk-based Capital Ratio	9.08	9.79	9.41	9.21	9.16
Tier 1 Risk-based Capital Ratio	10.64	11.44	11.03	10.83	10.79
Total Risk-based Capital Ratio	13.76	14.62	14.16	14.00	13.97
Tangible Common Equity to Tangible Assets (1)	7.36	8.17	7.90	7.72	7.73

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.
(6)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.

Bridgewater Bancshares, Inc. and Subsidiaries

Consolidated Balance Sheets

(dollars in thousands, except share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Cash and Cash Equivalents	$229,760	$191,859	$134,093	$143,355	$128,562
Bank-Owned Certificates of Deposit	4,377	—	—	—	—
Securities Available for Sale, at Fair Value	768,247	664,715	601,057	633,282	604,104
Loans, Net of Allowance for Credit Losses	3,809,436	3,628,867	3,742,222	3,726,502	3,667,215
Federal Home Loan Bank (FHLB) Stock, at Cost	19,297	18,626	15,844	17,195	17,097
Premises and Equipment, Net	49,533	47,777	47,902	48,299	48,886
Foreclosed Assets	—	434	—	20	—
Accrued Interest	17,711	16,750	16,944	16,696	16,697
Goodwill	11,982	2,626	2,626	2,626	2,626
Other Intangible Assets, Net	7,850	163	171	180	188
Bank-Owned Life Insurance	44,646	38,219	35,090	34,778	34,477
Other Assets	103,403	81,481	91,086	100,176	92,138
Total Assets	$5,066,242	$4,691,517	$4,687,035	$4,723,109	$4,611,990

Liabilities and Equity
Liabilities
Deposits:
Noninterest Bearing	$800,763	$713,309	$705,175	$698,432	$756,964
Interest Bearing	3,286,004	3,034,133	3,102,537	3,108,793	2,952,984
Total Deposits	4,086,767	3,747,442	3,807,712	3,807,225	3,709,948
Notes Payable	13,750	13,750	13,750	13,750	13,750
FHLB Advances	359,500	349,500	287,000	317,000	319,500
Subordinated Debentures, Net of Issuance Costs	79,670	79,574	79,479	79,383	79,288
Accrued Interest Payable	4,008	3,458	3,999	4,405	5,282
Other Liabilities	64,612	45,593	55,854	67,735	58,707
Total Liabilities	4,608,307	4,239,317	4,247,794	4,289,498	4,186,475

Shareholders' Equity
Preferred Stock- $0.01 par value; Authorized 10,000,000
Preferred Stock - Issued and Outstanding 27,600 Series A shares ($2,500 liquidation preference) at December 31, 2024 (unaudited), September 30, 2024 (unaudited), June 30, 2024 (unaudited), March 31, 2024 (unaudited), and December 31, 2023	66,514	66,514	66,514	66,514	66,514
Common Stock- $0.01 par value; Authorized 75,000,000
Common Stock - Issued and Outstanding 27,552,449 at December 31, 2024 (unaudited), 27,425,690 at September 30, 2024 (unaudited), 27,348,049 at June 30, 2024 (unaudited), 27,589,827 at March 31, 2024 (unaudited), and 27,748,965 at December 31, 2023	276	274	273	276	277
Additional Paid-In Capital	95,088	94,597	93,205	95,069	96,320
Retained Earnings	309,421	302,231	294,569	287,468	280,650
Accumulated Other Comprehensive Loss	(13,364)	(11,416)	(15,320)	(15,716)	(18,246)
Total Shareholders' Equity	457,935	452,200	439,241	433,611	425,515
Total Liabilities and Equity	$5,066,242	$4,691,517	$4,687,035	$4,723,109	$4,611,990

Bridgewater Bancshares, Inc. and Subsidiaries
Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest Income
Loans, Including Fees	$51,870	$51,895	$51,385	$49,581	$49,727	$204,731	$191,402
Investment Securities	9,109	8,725	8,177	7,916	7,283	33,927	26,245
Other	2,345	2,407	1,316	1,172	1,543	7,240	4,708
Total Interest Income	63,324	63,027	60,878	58,669	58,553	245,898	222,355

Interest Expense
Deposits	32,810	34,187	31,618	30,190	29,448	128,805	96,045
Federal Funds Purchased	42	2	853	304	268	1,201	8,521
Notes Payable	275	296	296	295	299	1,162	1,143
FHLB Advances	2,229	1,942	2,125	2,258	2,220	8,554	7,489
Subordinated Debentures	1,001	1,001	990	991	1,004	3,983	3,983
Total Interest Expense	36,357	37,428	35,882	34,038	33,239	143,705	117,181

Net Interest Income	26,967	25,599	24,996	24,631	25,314	102,193	105,174
Provision for (Recovery of) Credit Losses	2,175	—	600	750	(250)	3,525	(175)

Net Interest Income After Provision for (Recovery of) Credit Losses	24,792	25,599	24,396	23,881	25,564	98,668	105,349

Noninterest Income
Customer Service Fees	394	373	366	342	359	1,475	1,455
Net Gain (Loss) on Sales of Securities	—	(28)	320	93	(27)	385	(33)
Net Gain on Sales of Foreclosed Assets	62	—	—	—	—	62	—
Letter of Credit Fees	849	424	387	316	418	1,976	1,746
Debit Card Interchange Fees	145	152	155	141	152	593	595
Swap Fees	521	26	—	—	—	547	—
Bank-Owned Life Insurance	362	352	312	301	268	1,327	992
FHLB Prepayment Income	—	—	—	—	—	—	792
Other Income	200	223	223	357	239	1,003	946
Total Noninterest Income	2,533	1,522	1,763	1,550	1,409	7,368	6,493

Noninterest Expense
Salaries and Employee Benefits	10,605	9,851	9,675	9,433	9,615	39,564	36,538
Occupancy and Equipment	1,181	1,069	1,092	1,057	1,062	4,399	4,447
FDIC Insurance Assessment	609	750	725	875	1,050	2,959	3,690
Data Processing	445	368	472	412	424	1,697	1,574
Professional and Consulting Fees	989	1,149	852	889	782	3,879	3,081
Derivative Collateral Fees	426	381	528	486	573	1,821	1,900
Information Technology and Telecommunications	877	840	812	796	812	3,325	2,889
Marketing and Advertising	479	367	317	322	324	1,485	1,129
Intangible Asset Amortization	52	9	8	9	9	78	100
Other Expense	1,149	976	1,058	910	1,089	4,093	3,972
Total Noninterest Expense	16,812	15,760	15,539	15,189	15,740	63,300	59,320

Income Before Income Taxes	10,513	11,361	10,620	10,242	11,233	42,736	52,522
Provision for Income Taxes	2,309	2,686	2,505	2,411	2,360	9,911	12,562
Net Income	8,204	8,675	8,115	7,831	8,873	32,825	39,960
Preferred Stock Dividends	(1,014)	(1,013)	(1,014)	(1,013)	(1,014)	(4,054)	(4,054)
Net Income Available to Common Shareholders	$7,190	$7,662	$7,101	$6,818	$7,859	$28,771	$35,906

Earnings Per Share
Basic	$0.26	$0.28	$0.26	$0.25	$0.28	$1.05	$1.29
Diluted	0.26	0.27	0.26	0.24	0.28	1.03	1.27

Bridgewater Bancshares, Inc. and Subsidiaries
Analysis of Average Balances, Yields and Rates

(dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended
	December 31, 2024			September 30, 2024			December 31, 2023
	Average	Interest	Yield/	Average	Interest	Yield/	Average	Interest	Yield/
(dollars in thousands)	Balance	& Fees	Rate	Balance	& Fees	Rate	Balance	& Fees	Rate
Interest Earning Assets:
Cash Investments	$181,904	$1,968	4.30%	$157,114	$1,971	4.99%	$106,275	$1,233	4.60%
Investment Securities:
Taxable Investment Securities	723,038	8,814	4.85	668,429	8,406	5.00	600,856	7,007	4.63
Tax-Exempt Investment Securities (1)	28,681	374	5.19	31,496	402	5.08	29,172	350	4.75
Total Investment Securities	751,719	9,188	4.86	699,925	8,808	5.01	630,028	7,357	4.63
Loans (1)(2)	3,730,532	52,078	5.55	3,721,654	52,118	5.57	3,726,126	50,022	5.33
Federal Home Loan Bank Stock	18,686	377	8.02	16,828	436	10.31	17,999	310	6.85
Total Interest Earning Assets	4,682,841	63,611	5.40%	4,595,521	63,333	5.48%	4,480,428	58,922	5.22%
Noninterest Earning Assets	105,195			108,283			87,018
Total Assets	$4,788,036			$4,703,804			$4,567,446
Interest Bearing Liabilities:
Deposits:
Interest Bearing Transaction Deposits	$836,155	$8,962	4.26%	$804,161	$9,369	4.63%	$719,630	$7,546	4.16%
Savings and Money Market Deposits	1,073,194	10,795	4.00	939,665	10,262	4.34	911,835	9,003	3.92
Time Deposits	336,917	3,650	4.31	355,050	3,918	4.39	268,140	2,330	3.45
Brokered Deposits	875,015	9,403	4.27	989,712	10,638	4.28	1,009,166	10,569	4.16
Total Interest Bearing Deposits	3,121,281	32,810	4.18	3,088,588	34,187	4.40	2,908,771	29,448	4.02
Federal Funds Purchased	3,290	42	5.09	141	2	5.72	18,932	268	5.62
Notes Payable	13,750	275	7.95	13,750	296	8.58	13,750	299	8.62
FHLB Advances	347,652	2,229	2.55	309,120	1,942	2.50	303,467	2,220	2.90
Subordinated Debentures	79,616	1,001	5.00	79,519	1,001	5.01	79,233	1,004	5.02
Total Interest Bearing Liabilities	3,565,589	36,357	4.06%	3,491,118	37,428	4.27%	3,324,153	33,239	3.97%
Noninterest Bearing Liabilities:
Noninterest Bearing Transaction Deposits	718,227			710,192			753,430
Other Noninterest Bearing Liabilities	48,271			59,417			72,074
Total Noninterest Bearing Liabilities	766,498			769,609			825,504
Shareholders' Equity	455,949			443,077			417,789
Total Liabilities and Shareholders' Equity	$4,788,036			$4,703,804			$4,567,446
Net Interest Income / Interest Rate Spread		27,254	1.35%		25,905	1.21%		25,683	1.25%
Net Interest Margin (3)			2.32%			2.24%			2.27%
Taxable Equivalent Adjustment:
Tax-Exempt Investment Securities and Loans		(287)			(306)			(369)
Net Interest Income		$26,967			$25,599			$25,314

(1)	Interest income and average rates for tax-exempt investment securities and loans are presented on a tax-equivalent basis, assuming a statutory federal income tax rate of 21%.
(2)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(3)	Net interest margin includes the tax equivalent adjustment and represents the annualized results of: (i) the difference between interest income on interest earning assets and the interest expense on interest bearing liabilities, divided by (ii) average interest earning assets for the period.

Bridgewater Bancshares, Inc. and Subsidiaries
Analysis of Average Balances, Yields and Rates

(dollars in thousands, except per share data)

(Unaudited)

	For the Year Ended
	December 31, 2024			December 31, 2023
	Average	Interest	Yield/	Average	Interest	Yield/
(dollars in thousands)	Balance	& Fees	Rate	Balance	& Fees	Rate
Interest Earning Assets:
Cash Investments	$124,205	$5,690	4.58%	$77,759	$3,170	4.08%
Investment Securities:
Taxable Investment Securities	668,012	32,681	4.89	577,102	25,199	4.37
Tax-Exempt Investment Securities (1)	30,864	1,577	5.11	29,004	1,325	4.57
Total Investment Securities	698,876	34,258	4.90	606,106	26,524	4.38
Loans (1)(2)	3,738,260	205,646	5.50	3,699,252	192,679	5.21
Federal Home Loan Bank Stock	18,256	1,550	8.49	21,249	1,538	7.24
Total Interest Earning Assets	4,579,597	247,144	5.40%	4,404,366	223,911	5.08%
Noninterest Earning Assets	103,547			86,438
Total Assets	$4,683,144			$4,490,804
Interest Bearing Liabilities:
Deposits:
Interest Bearing Transaction Deposits	$776,768	$34,294	4.41%	$650,028	$23,379	3.60%
Savings and Money Market Deposits	956,300	39,297	4.11	922,799	30,639	3.32
Time Deposits	342,582	14,585	4.26	263,161	7,064	2.68
Brokered Deposits	963,676	40,629	4.22	909,662	34,963	3.84
Total Interest Bearing Deposits	3,039,326	128,805	4.24	2,745,650	96,045	3.50
Federal Funds Purchased	21,493	1,201	5.59	169,645	8,521	5.02
Notes Payable	13,750	1,162	8.45	13,750	1,143	8.31
FHLB Advances	320,497	8,554	2.67	238,000	7,489	3.15
Subordinated Debentures	79,473	3,983	5.01	79,090	3,983	5.04
Total Interest Bearing Liabilities	3,474,539	143,705	4.14%	3,246,135	117,181	3.61%
Noninterest Bearing Liabilities:
Noninterest Bearing Transaction Deposits	705,247			768,428
Other Noninterest Bearing Liabilities	62,595			65,763
Total Noninterest Bearing Liabilities	767,842			834,191
Shareholders' Equity	440,763			410,478
Total Liabilities and Shareholders' Equity	$4,683,144			$4,490,804
Net Interest Income / Interest Rate Spread		103,439	1.26%		106,730	1.47%
Net Interest Margin (3)			2.26%			2.42%
Taxable Equivalent Adjustment:
Tax-Exempt Investment Securities and Loans		(1,246)			(1,556)
Net Interest Income		$102,193			$105,174

Bridgewater Bancshares, Inc. and Subsidiaries
Asset Quality Summary

(dollars in thousands)

(unaudited)

	As of and for the Three Months Ended					As of and for the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(dollars in thousands)	2024	2024	2024	2024	2023	2024	2023
Allowance for Credit Losses
Balance at Beginning of Period	$51,018	$51,949	$51,347	$50,494	$50,585	$50,494	$47,996
Impact of Adopting CECL	—	—	—	—	—	—	650
Day 1 PCD Allowance	114	—	—	—	—	114	—
Provision for Credit Losses (1)	1,450	—	600	850	—	2,900	2,050
Charge-offs	(317)	(937)	(10)	(2)	(95)	(1,266)	(224)
Recoveries	12	6	12	5	4	35	22
Net Charge-offs	$(305)	$(931)	$2	$3	$(91)	$(1,231)	$(202)
Balance at End of Period	52,277	51,018	51,949	51,347	50,494	52,277	50,494
Allowance for Credit Losses to Total Loans	1.35%	1.38%	1.37%	1.36%	1.36%	1.35%	1.36%

(1)	Includes a day 1 provision for credit losses for non-PCD loans acquired in the FMCB transaction of $950,000 for the three and twelve months ended December 31, 2024.

	As of and for the Three Months Ended					As of and for the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(dollars in thousands)	2024	2024	2024	2024	2023	2024	2023
Provision for Credit Losses on Loans	$1,450	$—	$600	$850	$—	$2,900	$2,050
Provision for (Recovery of) Credit Losses for Off-Balance Sheet Credit Exposures	725	—	—	(100)	(250)	625	(2,225)
Provision for (Recovery of) Credit Losses	$2,175	$—	$600	$750	$(250)	$3,525	$(175)

	As of and for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2024	2024	2024	2024	2023
Selected Asset Quality Data
Loans 30-89 Days Past Due	$1,291	$65	$502	$—	$15,110
Loans 30-89 Days Past Due to Total Loans	0.03%	0.00%	0.01%	0.00%	0.41%
Nonperforming Loans	$301	$8,378	$678	$249	$919
Nonperforming Loans to Total Loans	0.01%	0.23%	0.02%	0.01%	0.02%
Nonaccrual Loans to Total Loans	0.01	0.23	0.02	0.01	0.02
Nonaccrual Loans and Loans Past Due 90 Days and Still Accruing to Total Loans	0.01	0.23	0.02	0.01	0.02
Foreclosed Assets	$—	$434	$—	$20	$—
Nonperforming Assets (1)	301	8,812	678	269	919
Nonperforming Assets to Total Assets (1)	0.01%	0.19%	0.01%	0.01%	0.02%
Net Loan Charge-Offs (Annualized) to Average Loans	0.03	0.10	0.00	0.00	0.01
Special Mention/Watchlist Risk Rated Loans	$46,581	$31,991	$30,436	$21,624	$26,485
Substandard Risk Rated Loans	21,791	31,637	33,908	33,829	35,858

(1)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Bridgewater Bancshares, Inc. and Subsidiaries
Non-GAAP Financial Measures

(dollars in thousands)

(unaudited)

	For the Three Months Ended					For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(dollars in thousands)	2024	2024	2024	2024	2023	2024	2023

Pre-Provision Net Revenue
Noninterest Income	$2,533	$1,522	$1,763	$1,550	$1,409	$7,368	$6,493
Less: (Gain) Loss on Sales of Securities	—	28	(320)	(93)	27	(385)	33
Less: FHLB Advance Prepayment Income	—	—	—	—	—	—	(792)
Total Operating Noninterest Income	2,533	1,550	1,443	1,457	1,436	6,983	5,734
Plus: Net Interest Income	26,967	25,599	24,996	24,631	25,314	102,193	105,174
Net Operating Revenue	$29,500	$27,149	$26,439	$26,088	$26,750	$109,176	$110,908

Noninterest Expense	$16,812	$15,760	$15,539	$15,189	$15,740	$63,300	$59,320
Total Operating Noninterest Expense	$16,812	$15,760	$15,539	$15,189	$15,740	$63,300	$59,320

Pre-Provision Net Revenue	$12,688	$11,389	$10,900	$10,899	$11,010	$45,876	$51,588

Plus:
Non-Operating Revenue Adjustments	—	(28)	320	93	(27)	385	759
Less:
Provision (Recovery of) for Credit Losses	2,175	—	600	750	(250)	3,525	(175)
Provision for Income Taxes	2,309	2,686	2,505	2,411	2,360	9,911	12,562
Net Income	$8,204	$8,675	$8,115	$7,831	$8,873	$32,825	$39,960

Average Assets	$4,788,036	$4,703,804	$4,646,517	$4,592,838	$4,567,446	$4,683,144	$4,490,804
Pre-Provision Net Revenue Return on Average Assets	1.05%	0.96%	0.94%	0.95%	0.96%	0.98%	1.15%

Adjusted Pre-Provision Net Revenue
Net Operating Revenue	$29,500	$27,149	$26,439	$26,088	$26,750	$109,176	$110,908

Noninterest Expense	$16,812	$15,760	$15,539	$15,189	$15,740	$63,300	$59,320
Less: Merger-related Expenses	(488)	(224)	—	—	—	(712)	—
Adjusted Total Operating Noninterest Expense	$16,324	$15,536	$15,539	$15,189	$15,740	$62,588	$59,320

Adjusted Pre-Provision Net Revenue	$13,176	$11,613	$10,900	$10,899	$11,010	$46,588	$51,588
Adjusted Pre-Provision Net Revenue Return on Average Assets	1.09%	0.98%	0.94%	0.95%	0.96%	0.99%	1.15%

Core Net Interest Margin
Net Interest Income (Tax-equivalent Basis)	$27,255	$25,905	$25,288	$24,992	$25,683	$103,440	$106,730
Less: Loan Fees	(747)	(968)	(767)	(608)	(751)	(3,090)	(3,604)
Core Net Interest Income	$26,508	$24,937	$24,521	$24,384	$24,932	$100,350	$103,126

Average Interest Earning Assets	$4,682,841	$4,595,521	$4,545,920	$4,492,756	$4,480,428	$4,579,597	$4,404,366
Core Net Interest Margin	2.25%	2.16%	2.17%	2.18%	2.21%	2.19%	2.34%

Efficiency Ratio
Noninterest Expense	$16,812	$15,760	$15,539	$15,189	$15,740	$63,300	$59,320
Less: Amortization of Intangible Assets	(52)	(9)	(8)	(9)	(9)	(78)	(100)
Adjusted Noninterest Expense	$16,760	$15,751	$15,531	$15,180	$15,731	$63,222	$59,220

Net Interest Income	$26,967	$25,599	$24,996	$24,631	$25,314	$102,193	$105,174
Noninterest Income	2,533	1,522	1,763	1,550	1,409	7,368	6,493
Less: Gain (Loss) on Sales of Securities	—	28	(320)	(93)	27	(385)	33
Adjusted Operating Revenue	$29,500	$27,149	$26,439	$26,088	$26,750	$109,176	$111,700
Efficiency Ratio	56.8%	58.0%	58.7%	58.2%	58.8%	57.9%	53.0%

Adjusted Efficiency Ratio
Noninterest Expense	$16,812	$15,760	$15,539	$15,189	$15,740	$63,300	$59,320
Less: Amortization of Intangible Assets	(52)	(9)	(8)	(9)	(9)	(78)	(100)
Less: Merger-related Expenses	(488)	(224)	—	—	—	(712)	—
Adjusted Noninterest Expense	$16,272	$15,527	$15,531	$15,180	$15,731	$62,510	$59,220

Net Interest Income	$26,967	$25,599	$24,996	$24,631	$25,314	$102,193	$105,174
Noninterest Income	2,533	1,522	1,763	1,550	1,409	7,368	6,493
Less: Gain (Loss) on Sales of Securities	—	28	(320)	(93)	27	(385)	33
Adjusted Operating Revenue	$29,500	$27,149	$26,439	$26,088	$26,750	$109,176	$111,700
Adjusted Efficiency Ratio	55.2%	57.2%	58.7%	58.2%	58.8%	57.3%	53.0%

Bridgewater Bancshares, Inc. and Subsidiaries

Non-GAAP Financial Measures

(dollars in thousands)

(unaudited)

	For the Three Months Ended					For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(dollars in thousands)	2024	2024	2024	2024	2023	2024	2023

Adjusted Noninterest Expense to Average Assets (Annualized)
Noninterest Expense	$16,812	$15,760	$15,539	$15,189	$15,740	$63,300	$59,320
Less: Merger-related Expenses	(488)	(224)	—	—	—	(712)	—
Adjusted Noninterest Expense	$16,324	$15,536	$15,539	$15,189	$15,740	$62,588	$59,320

Average Assets	$4,788,036	$4,703,804	$4,646,517	$4,592,838	$4,567,446	$4,683,144	$4,490,804
Adjusted Noninterest Expense to Average Assets (Annualized)	1.36%	1.31%	1.35%	1.33%	1.37%	1.34%	1.32%

Tangible Common Equity and Tangible Common Equity/Tangible Assets
Total Shareholders' Equity	$457,935	$452,200	$439,241	$433,611	$425,515
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	391,421	385,686	372,727	367,097	359,001
Less: Intangible Assets	(19,832)	(2,789)	(2,797)	(2,806)	(2,814)
Tangible Common Equity	$371,589	$382,897	$369,930	$364,291	$356,187

Total Assets	$5,066,242	$4,691,517	$4,687,035	$4,723,109	$4,611,990
Less: Intangible Assets	(19,832)	(2,789)	(2,797)	(2,806)	(2,814)
Tangible Assets	$5,046,410	$4,688,728	$4,684,238	$4,720,303	$4,609,176
Tangible Common Equity/Tangible Assets	7.36%	8.17%	7.90%	7.72%	7.73%

Tangible Book Value Per Share
Book Value Per Common Share	$14.21	$14.06	$13.63	$13.30	$12.94
Less: Effects of Intangible Assets	(0.72)	(0.10)	(0.10)	(0.10)	(0.10)
Tangible Book Value Per Common Share	$13.49	$13.96	$13.53	$13.20	$12.84

Return on Average Tangible Common Equity
Net Income Available to Common Shareholders	$7,190	$7,662	$7,101	$6,818	$7,859	$28,771	$35,906

Average Shareholders' Equity	$455,949	$443,077	$435,585	$428,248	$417,789	$440,763	$410,478
Less: Average Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Average Common Equity	389,435	376,563	369,071	361,734	351,275	374,249	343,964
Less: Effects of Average Intangible Assets	(4,412)	(2,794)	(2,802)	(2,811)	(2,819)	(3,207)	(2,847)
Average Tangible Common Equity	$385,023	$373,769	$366,269	$358,923	$348,456	$371,042	$341,117
Return on Average Tangible Common Equity	7.43%	8.16%	7.80%	7.64%	8.95%	7.75%	10.53%

Adjusted Diluted Earnings Per Common Share
Net Income Available to Common Shareholders	$7,190	$7,662	$7,101	$6,818	$7,859	$28,771	$35,906
Add: Merger-related Expenses	488	224	—	—	—	712	—
Less: Tax Impact	(107)	(53)	—	—	—	(165)	—
Net Income Available to Common Shareholders, Excluding Impact of Merger-related Expenses	$7,571	$7,833	$7,101	$6,818	$7,859	$29,318	$35,906

Diluted Weighted Average Shares Outstanding	28,055,532	27,904,910	27,748,184	28,089,805	28,238,056	27,943,343	28,315,587
Adjusted Diluted Earnings Per Common Share	$0.27	$0.28	$0.26	$0.24	$0.28	$1.05	$1.27

Adjusted Return on Average Assets
Net Income	$8,204	$8,675	$8,115	$7,831	$8,873	$32,825	$39,960
Add: Merger-related Expenses	488	224	—	—	—	712	—
Less: Tax Impact	(107)	(53)	—	—	—	(165)	—
Net Income, Excluding Impact of Merger-related Expenses	$8,585	$8,846	$8,115	$7,831	$8,873	$33,372	$39,960

Average Assets	$4,788,036	$4,703,804	$4,646,517	$4,592,838	$4,567,446	$4,683,144	$4,490,804
Adjusted Return on Average Assets	0.71%	0.75%	0.70%	0.69%	0.77%	0.71%	0.89%

Adjusted Return on Average Shareholders' Equity
Net Income, Excluding Impact of Merger-related Expenses	$8,585	$8,846	$8,115	$7,831	$8,873	$33,372	$39,960

Average Shareholders' Equity	$455,949	$443,077	$435,585	$428,248	$417,789	$440,763	$410,478
Adjusted Return on Average Shareholders' Equity	7.49%	7.94%	7.49%	7.35%	8.43%	7.57%	9.73%

Adjusted Return on Average Tangible Common Equity
Net Income Available to Common Shareholders, Excluding Impact of Merger-related Expenses	$7,571	$7,833	$7,101	$6,818	$7,859	$29,318	$35,906

Average Tangible Common Equity	$385,023	$373,769	$366,269	$358,923	$348,456	$371,042	$341,117
Adjusted Return on Average Tangible Common Equity	7.82%	8.34%	7.80%	7.64%	8.95%	7.90%	10.53%